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                                                   Gateway Lease EXHIBIT 10(qqq)

Lease Agreement # 06274300                                     Dated: 06/27/2000
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                             COPELCO CAPITAL, INC.

One International Boulevard Mahwah, NJ 07430 Phone 800-762-7453 Fax 800-405-0163
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
Number of Monthly Payments 36 Monthly Payment* $2054.34     Security Deposit/        Purchase Option FMV
                                                            Advanced Rental $0.0
                              *Plus applicable taxes to
                              be billed

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EQUIPMENT DESCRIPTION ("EQUIPMENT") REFER TO EQUIPMENT QUOTE #
06164019;06164033;06163916 FOR EQUIPMENT DESCRIPTION ONLY

Equipment Location if different from billing address:

DEAR CUSTOMER: This Lease Agreement (the "Lease") contains the terms of your agreement with us. Please read it carefully and ask us any questions you may have. The words, You, Your and Lessee mean you, our customer. The words we, us, our and the lessor, mean Copelco Capital, Inc.

1. EQUIPMENT LEASED; TERM, RENT AND FEES: We agree to lease to you and you agree to lease from us the equipment ("Equipment") identified above. You certify that the Equipment will be used for a business purpose, and not for personal, family or household purposes. This Lease shall commence on the date that any of the Equipment is delivered to you ("Commencement Date"). The lease payments shall be payable in arrears. Your first monthly payment shown above ("Monthly Payments") is due in 30 days from the Commencement Date, and your remaining Monthly Payments shall be due on the same day of each subsequent month until you have paid all the Monthly Payments due under this Lease. You agree that this Lease is a net lease which may not be terminated or cancelled; that you have an unconditional obligation to make all payments due under the Lease according to the terms set forth above, and that you cannot withhold, set-off or reduce such payments for any reason. You authorize us to adjust the lease payment by not more than 20% if the actual total cash price for the Equipment differs from the estimated total cash price. You agree to pay us a documentation fee of $55.00 upon execution of this Lease.

2. PURCHASE ORDER: You authorize us to purchase the Equipment from Gateway Companies, Inc. or one of its affiliates. You will arrange for the delivery of the Equipment. When you receive the Equipment, you agree to inspect it to determine if it is in good working order.

3. ASSIGNMENT: YOU MAY NOT SELL, PLEDGE, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS LEASE. We may sell, assign or transfer all or any part of this lease and/or the Equipment without notifying you. The new owner will have the same rights that we have, but not our obligations. You agree you will not assert against the new owner any claims, defenses or set-offs that you may have against the supplier.

4. NO WARRANTIES: We are leasing the Equipment to you "AS-IS". YOU ACKNOWLEDGE THAT WE DO NOT MANUFACTURE THE EQUIPMENT, WE DO NOT REPRESENT THE MANUFACTURER OR THE SUPPLIER, AND YOU HAVE SELECTED THE EQUIPMENT AND SUPPLIER BASED UPON YOUR OWN JUDGMENT. WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. We transfer to you for the term of this Lease any warranties made to us by the manufacturer or supplier. You agree that you will not assert against us any claim or defense that you have against the supplier.

5. EQUIPMENT LOCATION; USE AND REPAIR; RETURN: We are the owner of the Equipment. You agree to keep the Equipment free from liens and encumbrances. You will keep and use the Equipment only at the address set forth above. You may not move the Equipment without our prior written consent. At your own cost, you will keep the Equipment eligible for any manufacturer's certification, in compliance with all applicable laws and in good condition, except for ordinary wear and tear. You will not make any alterations, additions or replacements to the Equipment without our prior written consent. All permitted alterations, additions and replacements will become our property at no cost to us. We may inspect the Equipment during normal business hours. Unless you purchase the Equipment at the end of this Lease, you will immediately deliver the Equipment to the party and location directed by us in as good condition as when you received it, except for ordinary wear and tear. You will pay all shipping and other expenses, and you will insure the Equipment for its full replacement value during shipping.

6. TAXES: You agree to pay when due or reimburse us for all taxes, fines, and penalties relating to the use or ownership of the Equipment or to this Lease, now or hereafter imposed, or assessed by any state, federal or local government or agency, including any taxes to be paid at the inception of this lease. We do not have to contest any taxes, fines or penalties.

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THIS LEASE MAY NOT BE CANCELED                    COPELCO CAPITAL, INC. (LESSOR)
ACCEPTANCE
(LESSEE) CERPROBE CORPORATION
By: Evan Johns                                    By:
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Authorized Signer
Print Name: EVAN JOHNS                            Title
--------------------------------------                 ----------------------------
Title Director of Materials
      -------------------------
Street Address: 1150 N. FIESTA BLVD               Date:
                GILBERT, AZ 85233                      --------------------------
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FAX EXECUTION: A fax version of this Lease when received by us shall be binding on you for all purposes as if originally signed.
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However, the Lease shall only become effective and binding against us when originally signed by us in our corporate office. You agree that the only version of the Lease that is the original for all purposes is the version containing your fax signature and our original signature. If you elect to sign and transmit a Lease by fax, you waive notice of our acceptance of this Lease and receipt of a copy of the originally signed Lease.

PERSONAL GUARANTY
When we use the words you and your in this Guaranty, we mean the Guarantor(s) indicated below. When we use the words we, us and our in this Guaranty, we mean Copelco Capital, Inc. All other terms shall have the same meanings as used in the Lease. You guaranty that the Lessee will make all payments and perform all other obligations under the Lease until completed. Your obligations shall be continuing, direct and unconditional. You waive notice of Lessee's default, acceptance, demand and protest and you consent to any modifications to the Lease. You shall not assign this Guaranty. This Guaranty shall be binding upon your permitted successors and assigns and inure to the benefit or our successors and assigns. If there is more than one Guarantor, your obligations are joint and several. You authorize us or any of our affiliates to obtain credit bureau reports regarding your credit and make other credit inquiries that we determine are necessary. You will reimburse us for all expenses we incur in enforcing any of our rights against you or the lessee/customer, including reasonable attorney's fees and costs (both pre and post judgement). THIS GUARANTY IS GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN NEW JERSEY. YOU EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.

Guarantor (Signature) X /s/ Evan Johns       Guarantor (Signature) X
                        --------------                               -----------
                    Do not include Title                          Do not include
                                                                      Title

Print Name: Evan Johns                       Print Name:
            ----------                                   ----------
Date  6/30/00                                Date
     -----------                                  -----------

7. LOSS OR DAMAGE; INSURANCE: You are responsible for any loss, theft, destruction or damage to, the Equipment (collectively "Loss") from any cause, whether or not insured, until the Equipment is delivered to us at the end of this Lease. You are required to make all lease payments even if there is a Loss. You must notify us in writing immediately of any Loss. Then, at our option, you will either (a) repair the Equipment so that it is in good condition and working order, eligible for any manufacturer's certification, or (b) pay us the amounts specified in Section 9 below. You agree to keep the Equipment insured for its full replacement value against any type of Loss, and name us as loss payee until the Lease is paid in full. You also agree to obtain a general liability insurance policy, and include us as an additional insured on the policy. If you do not give us evidence of insurance acceptable to us, we have the right, but not the obligation, to obtain insurance covering our interest in the Equipment from an insurer of our choice. We may add the costs of acquiring such insurance ("Insurance Charge") to the amounts due from you under this Lease. You will pay the Insurance Charge to us upon demand.

8. LATE CHARGES; SECURITY DEPOSIT; SECURITY INTEREST: If any payment is not made when due, you agree to pay a late charge at the rate of ten percent (10%) of such late payment or up to $50.00, at lessor's discretion; and each month thereafter, a finance charge of one and one-third percent (1.3%) on any unpaid delinquent balance, but in no event greater than the maximum rate allowable under applicable law. Any Security Deposit under this Lease will either be returned to you or used to offset any unpaid charges at the end of the Lease provided that you have met all obligations under the Lease. In the event this transaction is deemed to create a security interest, you grant us a purchase money security interest in the Equipment (including any replacements, substitutions, additions, attachments and proceeds). You will deliver to us signed financing statements or other documents we request to protect our interest in the Equipment. You appoint us or our agent as attorney in fact to execute, deliver and record financing statements on your behalf to perfect our interest in the Equipment.

9. DEFAULT; REMEDIES: Each of the following is a "Default" under this Lease: (a) you fail to pay any lease payment or any other payment when due, (b) you fail to perform any of your other obligations under this Lease or in any other agreement with us or with any of our affiliates, and this failure continues for 10 days after we have notified you of it, (c) you become insolvent, you dissolve or are dissolved, you fail to pay your debts as they mature, you assign your assets for the benefit of your creditors, or you enter (voluntarily or involuntarily) any bankruptcy or reorganization proceeding, or (d) any guarantor of this Lease dies, does not perform its obligations under the guaranty, or becomes subject to one of the events listed above. If a Default occurs, we may do one or more of the following: (a) cancel or terminate this Lease or any or all other agreements that we have entered into with you; (b) require you to immediately pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to (i) all amounts then due under this Lease plus, (ii) all unpaid lease payments for the remainder of the term plus our anticipated residual interest in the Equipment each discounted to present value at the rate of 6% per annum; (c) deliver the Equipment to us as set forth in Section 5; (d) peacefully repossess the Equipment without court order and you will not make any claims against us for damages or trespass or any other reason; and (e) exercise any other right or remedy available at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including reasonable attorneys' fees and costs (pre and post judgements). If we take possession of the Equipment, we may sell or otherwise dispose of it with or without notice, at a public or private sale, and apply the net proceeds (after we have deducted all costs related to the sale or disposition of the Equipment) to the amounts that you owe us. You agree that if notice of sale is required by law to be given, 10 days notice shall constitute reasonable notice. You will remain responsible for any amounts that are due after we have applied such net proceeds. All our remedies are cumulative, are in addition to any other remedies provided for by law and may be exercised either concurrently or separately. Any failure or delay by us to exercise any right shall not operate as a waiver of any right, other or future rights or to modify the terms of this Lease.

10. FINANCE LEASE STATUS: You agree that if Article 2A - Leases of the Uniform Commercial Code applies to this Lease, this Lease will be considered a "finance lease" as that term is defined in Article 2A. By signing this Lease, you agree that either (a) you have reviewed, approved and received a copy of the purchase agreement/order or (b) that we have informed you of the identity of the supplier, that you may have rights under the purchase agreement/order, and that you may contact the supplier for a description of those rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, YOU WAIVE ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY ARTICLE 2A.

11. PURCHASE OPTION; AUTOMATIC RENEWAL: If no Default exists under this Lease, you may have the option at the end of the original or any renewal term to purchase all (but not less than all) of the Equipment at the purchase option above, plus any applicable taxes. Unless the purchase option price is $1.00, you must give us at least 90 days written notice before the end of the original term or renewal term that you will purchase the Equipment or that you will return the Equipment to us. If you do not give us such written notice or if you do not purchase or deliver the Equipment to us in accordance with the terms of this Lease, this Lease will automatically renew for successive one month terms until you deliver the Equipment to us. During such renewal term(s) the lease payment will remain the same. We may cancel an automatic renewal term by sending you written notice 10 days prior to such renewal term. If the Fair Market Value Purchase Option has been selected, we will use our reasonable judgment to determine the Equipment's fair market value. If you do not agree with our determination of the Equipment's fair market value, the fair market value will be determined at your expense by an independent appraiser
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selected by us. Upon payment of the purchase option price, we shall transfer our interest in the Equipment to you "AS IS, WHERE IS" without any representation or warranty whatsoever, and this Lease will terminate.

12. INDEMNIFICATION: You are responsible for and agree to indemnify and hold us harmless from any (a) losses, damages, penalties, claims, suits and actions (collectively "Claims") caused by or related to the manufacture, installation, ownership, use, lease, possession, or delivery of the Equipment or any defects in the Equipment and (b) as costs and attorney's fees incurred by us relating to any Claim. You agree to reimburse us for and if we request to defend us, at your own cost and expense against any Claims. You agree that your obligations under this Section 12 shall survive the termination of this Lease.

13. SOFTWARE: The Equipment may include certain software ("Software") which we do not own. Where required by the Software owner, you agree to execute a separate license agreement with the owner for the use of the Software ("License Agreement"). The License Agreement shall be separate and distinct from this Lease, and we are not a party to such agreement and do not have any obligations under the License Agreement. Except as expressly modified by this Section 13, all the terms and conditions of this Lease shall apply to the Software including, without limitation, Section 4. Upon expiration or earlier termination of this Lease, we have no obligation to return the Software and/or any data stored therein to you or any other party.

14. MISCELLANEOUS: (a) Choice of Law. THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE). (b) Jurisdiction. You consent to the jurisdiction of any local, state or federal court located within the State of New Jersey. (c) Jury Trial. YOU EXPRESSLY WAIVE TRIAL BY JURY AS TO ALL ISSUES ARISING OUT OF OR RELATED TO THIS LEASE. (d) Entire Agreement. The Lease constitutes the entire agreement between you and us and supercedes all prior agreements. (e) Enforceability. If any provision of this Lease is unenforceable, illegal or invalid, the remaining provisions shall continue to be effective. (f) Amendment. This Lease may not be modified or amended except by a writing signed by you and us. You agree however, that we are authorized, without notice to you, to supply missing information or correct obvious errors in the Lease. (g) Notice. All notices shall be in writing and shall be delivered to the appropriate party personally, by private courier, by facsimile transmission or by mail, postage prepaid, at its address shown herein or to such other address as directed in writing by such party. (h) Usury. It is the express intent of both of us not to violate any applicable usury laws or to exceed the maximum amount of interest permitted to be charged or collected by applicable law, and any excess payment will be applied to the lease payments in inverse order of maturity, and any remaining excess will be refunded to you.